Listing Report:Supplement No. 54 dated Jul 15, 2013 to Prospectus dated Jun 13, 2013
File pursuant to Rule 424(b)(3)
Registration Statement Nos. 333-179941 and 333-179941-01
Prosper Funding LLC
Borrower Payment Dependent Notes

Prosper Marketplace, Inc.
PMI Management Rights
This Listing Report supplements the prospectus dated Jun 13, 2013 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") Prosper Funding LLC is currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jun 13, 2013 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes. As described in the prospectus dated Jun 13, 2013, each Note will come attached with a PMI Management Right issued by Prosper Marketplace, Inc.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 812996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	11.19%	Borrower rate/APR:	12.19% / 14.45%	Monthly payment:	$335.11

Lender servicing fee:	1.00%	Effective Yield*:	10.76%
		Estimated return*:	7.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1999	Debt/Income ratio:	35%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,529	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	kind-wampum-gazelle	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my debts for one smaller payment per month.

My financial situation:
I am a good candidate for this loan because... my credit and work history is excellent as I'm very fiscally responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 831918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	8.24%
Term:	36 months

Lender yield:	19.49%	Borrower rate/APR:	20.49% / 24.25%	Monthly payment:	$561.21

Lender servicing fee:	1.00%	Effective Yield*:	18.08%
		Estimated return*:	9.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2005	Debt/Income ratio:	20%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,410	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	tidy-funds8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 833234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$160.44

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2001	Debt/Income ratio:	54%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,896	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	healthy-exchange219	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 836892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.74%
Term:	60 months

Lender yield:	21.84%	Borrower rate/APR:	22.84% / 25.36%	Monthly payment:	$280.99

Lender servicing fee:	1.00%	Effective Yield*:	20.21%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1999	Debt/Income ratio:	44%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,661	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	ultimate-commerce910	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4539.64
Monthly expenses: $500
Housing: $1132
Insurance: $65
Car expenses: $639.5
Utilities: $150
Phone, cable, internet: $250
Food, entertainment: $120
Clothing, household expenses: $150
Credit cards and other loans:
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 837766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	17.19%	Borrower rate/APR:	18.19% / 20.59%	Monthly payment:	$637.42

Lender servicing fee:	1.00%	Effective Yield*:	16.19%
		Estimated return*:	10.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1999	Debt/Income ratio:	24%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	13y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,296	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	best-impartial-loyalty	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off three credit cards that were used in remodeling our home, financing having a baby, and car repairs.

My financial situation:
I am a good candidate for this loan because...
I have been employed with the same company for 13 years and was recently promoted to Manager of a new department. I have never been late on a payment or missed a payment. I have an excellent credit ranking.

Monthly net income: $5300
Monthly expenses: $3100
Housing: $1300
Insurance: $150
Car expenses: $400
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $0
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 837790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$152.74

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1995	Debt/Income ratio:	23%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,448	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	greenback-universe871	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consoliatate debt

My financial situation:
I am a good candidate for this loan because...i have a secure income, and my spouse also has his own income. i can also do automatic withdraw from checking acount.

Monthly net income: $3000
Monthly expenses: $
Housing: $600
Insurance: $200
Car expenses: $0
Utilities: $200
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 837824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	1.49%
Term:	36 months

Lender yield:	6.59%	Borrower rate/APR:	7.59% / 8.93%	Monthly payment:	$404.92

Lender servicing fee:	1.00%	Effective Yield*:	6.47%
		Estimated return*:	4.98%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-2002	Debt/Income ratio:	13%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,255	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	pixel117	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	740-759 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate all outstanding credit card debt into a single, easy account to payoff quickly.

My financial situation:
I am a good candidate for this loan because I make all my credit card payments on time, and am in the process of getting all the debt paid off. Moving the debt to Prosper will help me get it paid off faster at a lower rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 838562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$360.22

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1971	Debt/Income ratio:	28%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	14 / 13	Length of status:	13y 4m
Amount delinquent:	$56,502	Total credit lines:	34	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,072	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	37	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	bonus-wildebeest4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.74%
Term:	60 months

Lender yield:	11.69%	Borrower rate/APR:	12.69% / 14.97%	Monthly payment:	$293.73

Lender servicing fee:	1.00%	Effective Yield*:	11.22%
		Estimated return*:	7.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1995	Debt/Income ratio:	9%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,630	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	direct-moola742	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839312
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$151.16

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2001	Debt/Income ratio:	83%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$12,021	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	principal-trophy2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-699 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	0 ( 0% )	720-739 (May-2012)
Principal balance:	$11,957.85	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	22.59%	Borrower rate/APR:	23.59% / 26.13%	Monthly payment:	$114.12

Lender servicing fee:	1.00%	Effective Yield*:	20.85%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1997	Debt/Income ratio:	51%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 12	Length of status:	12y 4m
Amount delinquent:	$742	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,433	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	velocity-rocker6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$320.19

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-2003	Debt/Income ratio:	29%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,642	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	lively-transparency987	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	11.75%
Term:	36 months

Lender yield:	24.66%	Borrower rate/APR:	25.66% / 29.54%	Monthly payment:	$100.27

Lender servicing fee:	1.00%	Effective Yield*:	22.54%
		Estimated return*:	10.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1990	Debt/Income ratio:	29%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	23y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,044	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	hope-blanket8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	7.19%	Borrower rate/APR:	8.19% / 10.37%	Monthly payment:	$407.35

Lender servicing fee:	1.00%	Effective Yield*:	7.04%
		Estimated return*:	5.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1992	Debt/Income ratio:	16%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,452	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	yield-achievement0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off credit card debt.

My financial situation:
I am a good candidate for this loan because...I have never been delinquent in any monthly payments due to a creditor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	1.24%
Term:	36 months

Lender yield:	5.99%	Borrower rate/APR:	6.99% / 8.33%	Monthly payment:	$277.85

Lender servicing fee:	1.00%	Effective Yield*:	5.90%
		Estimated return*:	4.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1999	Debt/Income ratio:	20%
Credit score:	800-819 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,517	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	OMallen	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	34 ( 100% )	800-819 (Latest)
Principal borrowed:	$35,000.00	< 31 days late:	0 ( 0% )	800-819 (Jul-2012) 780-799 (May-2011) 800-819 (Nov-2009)
Principal balance:	$6,713.14	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off credit cards and consolidate debt incurred due to job related move and until home was sold.

My financial situation:
I am a good candidate for this loan because I have steady employment and excellent credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 840280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	4.24%
Term:	60 months

Lender yield:	13.19%	Borrower rate/APR:	14.19% / 16.50%	Monthly payment:	$175.25

Lender servicing fee:	1.00%	Effective Yield*:	12.60%
		Estimated return*:	8.36%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1994	Debt/Income ratio:	17%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	8y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,417	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	the-greenback-piano	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 840376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.99%
Term:	60 months

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$412.16

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1987	Debt/Income ratio:	20%
Credit score:	820-839 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	25y 0m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,276	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	worthy-power244	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: pay and consolidate debt at lower interest rate
This loan will be used to...see above same as

My financial situation: good have no house payment or car payment
I am a good candidate for this loan because...
I have a well paying job and low debt and have very good credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 840556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,400	Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$777.70

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2001	Debt/Income ratio:	19%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$31,117	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	optimization453	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6000
Monthly expenses: $3500
Housing: $1000
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $300
Food, entertainment: $700
Clothing, household expenses: $200
Credit cards and other loans: $900
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 823055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2004	Debt/Income ratio:	49%
Credit score:	700-719 (Jun-2013)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,237	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	Switchcat	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to purchase equipment for a start up gym.

My financial situation:
I am a good candidate for this loan because I have a steady flow of money from my current job and I have never missed a payment on any of my bills. I am currently not paying many bills besides my car payment and insurance so paying off this loan will not be any problem for me.

Monthly net income: $2650
Monthly expenses: $715
Housing: $0
Insurance: $195/month
Car expenses: $320/month
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200/month
Clothing, household expenses: $0
Credit cards and other loans: $2000 current balance on credit card
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 825791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$155.80

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	24y 0m
Amount delinquent:	$150	Total credit lines:	13	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,487	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	basis-enchilada9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan: Business Lawsuit
This loan will be used to...Pay attorney for goverment jobs balance of 120K contact outstanding on the remining years plus the incentive bonus of at minumum 15K plus 20 % interest,

My financial situation: I have paid the attorney over 12k and this is a slam dunk. The contract is ironclad and the state up held the ruling. They tried to get it thrown out.
I sick of the run around and need to get the nail drivin in the coffin., They owe me over 300K plus interest let alone punitive damages.
I am a good candidate for this loan because...As you can see I pay bills on time and don't faulter.

This loan is for the payment of legal expenses, not frivilous desire,

Monthly net income: $3K Per tax return last year, I can provide.
Monthly expenses: $ Life insurance, misc, credit cards very
Housing: $ none, my house that I own is rented yearly- my fiance owns the property we live at
Insurance: $ Life insurance is about 285 per month for myself and her/I currenttly carry about 350K of lfe and about 50k of castostrophic. I carry liability and comp on myself, being self employed
Car expenses: $400 vehicle is paid for.
Utilities: $
Phone, cable, internet: $127
Food, entertainment: $ limited to little or none, I have a goal
Clothing, household expenses: $ 300 mostly maintence and construction on the 4 acres
Credit cards and other loans: $ As you can see from the credit file, I pay about 300 per month
Other expenses: $ 554 in child support and it is rented for 550 per month the payment is 432 per month. Equity is about 20K given the bad economy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 826449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$18,000	Estimated loss*:	6.74%
Term:	60 months

Lender yield:	18.84%	Borrower rate/APR:	19.84% / 22.28%	Monthly payment:	$475.29

Lender servicing fee:	1.00%	Effective Yield*:	17.65%
		Estimated return*:	10.91%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1987	Debt/Income ratio:	14%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$724	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	kind-sunny-responsibility9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate and get rid of credit cards and to get a much needed pre owned vehicle

My financial situation:
I am a good candidate for this loan because...
I am a hard working nurse who has worked steadily for over 30 yrs. Due to my husbands surgery the bills have gotten out of hand and we just need to get things back in order. This loan would do this for us.

Monthly net income: $3200
Monthly expenses: $150
Housing: $740
Insurance: $130
Car expenses: $100
Utilities: $350
Phone, cable, internet: $350
Food, entertainment: $300
Clothing, household expenses: $75
Credit cards and other loans: $500
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 826853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$401.39

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1994	Debt/Income ratio:	20%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	13y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,441	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	balanced-ore478	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To consolidate debt on Credit Cards. $7000 of the debt is from Bathroom Re-Model. The rest is misc. credit card debt.

My financial situation:
I am a High School Guidance Counselor and my wife is a Part time Dental Assistant. We have 2 children ages 9 & 5. We are both nearing the 40 yr mark and wish to be debt free by then. We are taking all measures to do so that we can live comfortably. Getting this loan will cut our percentage rates in half so that we may do this quicker!
Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 831059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$144.09

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-2000	Debt/Income ratio:	49%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,355	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	funds-arboretum7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 831245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	24.06%	Borrower rate/APR:	25.06% / 27.64%	Monthly payment:	$440.80

Lender servicing fee:	1.00%	Effective Yield*:	22.11%
		Estimated return*:	11.86%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1984	Debt/Income ratio:	15%
Credit score:	640-659 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	6y 11m
Amount delinquent:	$68,013	Total credit lines:	28	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,839	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	green-credit-channel	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I have always paid my bills and other than going through a divorce in 2009 and losing my house I have always had good credit.

Monthly net income: $$9200
Monthly expenses: $
Housing: $2000
Insurance: $150
Car expenses: $780
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $1600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 835313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1990	Debt/Income ratio:	607%
Credit score:	700-719 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,328	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	delectable-deal57	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2525.52
Monthly expenses: $
Housing: $762.96
Insurance: $41.76
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $100.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 836165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	60 months

Lender yield:	29.96%	Borrower rate/APR:	30.96% / 33.70%	Monthly payment:	$131.78

Lender servicing fee:	1.00%	Effective Yield*:	27.25%
		Estimated return*:	12.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-2007	Debt/Income ratio:	29%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,687	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	benjamins-treaty6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosmetic Procedures
Purpose of loan:
This loan will be used for Cosmetic Procedures and Loan Consolidation.

My financial situation:
I am a good candidate for this loan because I have a fair credit score and never missed a single payment. In addition, my employment status will change from part-time to full-time within a year (after I graduate from law school).

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 836301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1994	Debt/Income ratio:	105%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	23y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,300	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	ethical-cash00	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	760-779 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	800-819 (Oct-2012)
Principal balance:	$11,636.64	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Debt consolidation
Purpose of loan: Consolidation
This loan will be used to... Consolidate bills

My financial situation: Good
I am a good candidate for this loan because... I'm resposible with my finances

Monthly net income: $ 4000
Monthly expenses: $ 0
Housing: $ 0
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 200
Clothing, household expenses: $ 0
Credit cards and other loans: $ 200
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 836923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.74%
Term:	60 months

Lender yield:	16.69%	Borrower rate/APR:	17.69% / 20.08%	Monthly payment:	$378.38

Lender servicing fee:	1.00%	Effective Yield*:	15.75%
		Estimated return*:	10.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	21%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,397	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	dinero-nirvana8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay credit cards and improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4,320
Monthly expenses: $
Housing: $508
Insurance: $87
Car expenses: $gas only
Utilities: $110.00
Phone, cable, internet: $109
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 838199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.75%
Term:	36 months

Lender yield:	26.12%	Borrower rate/APR:	27.12% / 31.03%	Monthly payment:	$163.56

Lender servicing fee:	1.00%	Effective Yield*:	23.82%
		Estimated return*:	11.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1995	Debt/Income ratio:	28%
Credit score:	640-659 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$552	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	savagebenn	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	83 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	600-619 (Jan-2012) 640-659 (Oct-2010) 620-639 (Aug-2008) 600-619 (Jun-2008)
Principal balance:	$1,848.26	31+ days late:	0 ( 0% )
Total payments billed:	83
Description
Debt consolidation
Purpose of loan:
This loan will be used to...payoff alot of small debts me and my wife have ,and also to lower our other loan

My financial situation:
I am a good candidate for this loan because...I pay on time never been late and I'll continued to pay on time, my personal income is 35.000 to 45.000

Monthly net income: $35000 -45000
Monthly expenses: $
Housing: $650
Insurance: $125
Car expenses: $125
Utilities: $250
Phone, cable, internet: $75
Food, entertainment: $250
Clothing, household expenses: $
Credit cards and other loans: $35
Other expenses: $85
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 838251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.99%
Term:	60 months

Lender yield:	7.69%	Borrower rate/APR:	8.69% / 10.88%	Monthly payment:	$412.16

Lender servicing fee:	1.00%	Effective Yield*:	7.51%
		Estimated return*:	5.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Mar-1996	Debt/Income ratio:	18%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	15y 7m
Amount delinquent:	$43,463	Total credit lines:	30	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,406	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	agreement-kin2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I am responsible and trying to make a new start after a rough divorce.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 838507
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 9.84%	Monthly payment:	$631.26

Lender servicing fee:	1.00%	Effective Yield*:	7.31%
		Estimated return*:	5.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1997	Debt/Income ratio:	16%
Credit score:	800-819 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 12	Length of status:	14y 7m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,028	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	elated-p2ploan198	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Pay off high rate credit cards

My financial situation:
I am a good candidate for this loan because...
Me and my wife are employed,we own house, have good credit history.
Makes payments on time (automatically).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 838527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	8.99%
Term:	60 months

Lender yield:	22.19%	Borrower rate/APR:	23.19% / 25.72%	Monthly payment:	$565.99

Lender servicing fee:	1.00%	Effective Yield*:	20.51%
		Estimated return*:	11.52%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1997	Debt/Income ratio:	15%
Credit score:	640-659 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	5 / 5	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,143	Stated income:	$100,000+
Delinquencies in last 7y:	91	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	marketplace-trailblazer3	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Consolidate credit cards and student loans, I am getting Married in September and would like to make just one payment.

My financial situation:
I am a good candidate for this loan because...I have had a very good payment history in the past 5 years. I have has some hickups with my students loans, but all of that has been taken care of.

Monthly net income: $5100
Monthly expenses: $
Housing: $1200
Insurance: $160
Car expenses: $500
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	22.59%	Borrower rate/APR:	23.59% / 26.13%	Monthly payment:	$285.30

Lender servicing fee:	1.00%	Effective Yield*:	20.85%
		Estimated return*:	11.60%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1990	Debt/Income ratio:	32%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	3	Current / open credit lines:	7 / 7	Length of status:	23y 1m
Amount delinquent:	$2,410	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,754	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	attractive-community017	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate debt

My financial situation:
I am a good candidate for this loan because...im retired i have a pension and i receive sociall security benefits

Monthly net income: $5,1000
Monthly expenses: $3,000
Housing: $1200
Insurance: $120
Car expenses: $550
Utilities: $400
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	12.25%
Term:	36 months

Lender yield:	25.39%	Borrower rate/APR:	26.39% / 30.29%	Monthly payment:	$161.99

Lender servicing fee:	1.00%	Effective Yield*:	23.18%
		Estimated return*:	10.93%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2001	Debt/Income ratio:	33%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 22	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,774	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	payout-chomper387	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my debt

My financial situation:
I am a good candidate for this loan because...I am a full time employee as a physical therapist and I work per diem for early intervention service as an additional income

Monthly net income: $ 5,200.00
Monthly expenses:Housing: Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.24%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$244.68

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1984	Debt/Income ratio:	25%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	19 / 13	Length of status:	30y 8m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,310	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	brilliant-rate959	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	26.36%	Borrower rate/APR:	27.36% / 30.00%	Monthly payment:	$107.63

Lender servicing fee:	1.00%	Effective Yield*:	24.10%
		Estimated return*:	12.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2000	Debt/Income ratio:	27%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$814	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	dough-hootenanny2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to... Make one bill out of several smaller bills

My financial situation: Stable
I am a good candidate for this loan because... I can pay it back

Monthly net income: $ 2095
Monthly expenses: $
Housing: $500
Insurance: $75
Car expenses: $400
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,500	Estimated loss*:	4.99%
Term:	60 months

Lender yield:	14.79%	Borrower rate/APR:	15.79% / 18.14%	Monthly payment:	$205.76

Lender servicing fee:	1.00%	Effective Yield*:	14.04%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1979	Debt/Income ratio:	19%
Credit score:	760-779 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	22y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,410	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	impressive-bazaar796	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate soem ccards an hospital dental bills

My financial situation:
I am a good candidate for this loan because... i can pay if off now ,but want to save the money

Monthly net income: $2,400.00
Monthly expenses: $1,700.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.24%
Term:	36 months

Lender yield:	14.59%	Borrower rate/APR:	15.59% / 19.24%	Monthly payment:	$349.55

Lender servicing fee:	1.00%	Effective Yield*:	13.82%
		Estimated return*:	8.58%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1999	Debt/Income ratio:	18%
Credit score:	680-699 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	6y 11m
Amount delinquent:	$254	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,797	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	restless-agreement651	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosmetic Procedures
Purpose of loan:
This loan will be used to Lipotuck. I had gastric bypass and have extra skin that needs to be removed

My financial situation:
I am a good candidate for this loan because I do have the income to support and I am working on raising the credit score.

Monthly net income: $ 7,600.00
Monthly expenses: $
Housing: $1100.00
Insurance: $ 300.
Car expenses: $ 600
Utilities: $ 200
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $ 300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	15.75%
Term:	36 months

Lender yield:	30.34%	Borrower rate/APR:	31.34% / 35.36%	Monthly payment:	$172.76

Lender servicing fee:	1.00%	Effective Yield*:	27.60%
		Estimated return*:	11.85%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2003	Debt/Income ratio:	57%
Credit score:	740-759 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	14y 1m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,955	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	newest-diplomatic-silver	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$121.47

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-2003	Debt/Income ratio:	31%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,083	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	green-return-stronghold	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan: Vacation/Consolidation
This loan will be used to... take a vacation & payoff a credit card

My financial situation: Very good
I am a good candidate for this loan because... my credit score reflects my credit worthiness and I have unlimited overtime opportunities at my job. I am going to be recieving a substanial pay raise in the next couple months that will boost my annual salary to over $33,280.00

Monthly net income: $1500
Monthly expenses: $826
Housing:
Insurance: $92.00
Car expenses: $329.00
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $85.00
Other expenses: $320.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.74%
Term:	36 months

Lender yield:	15.39%	Borrower rate/APR:	16.39% / 20.05%	Monthly payment:	$88.37

Lender servicing fee:	1.00%	Effective Yield*:	14.52%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1990	Debt/Income ratio:	46%
Credit score:	780-799 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,289	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	velocity-pillow810	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 839893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$152.74

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1982	Debt/Income ratio:	48%
Credit score:	720-739 (Jul-2013)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,038	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	newest-harmonious-felicity	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 840103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	25.72%	Borrower rate/APR:	26.72% / 29.34%	Monthly payment:	$303.68

Lender servicing fee:	1.00%	Effective Yield*:	23.55%
		Estimated return*:	12.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2000	Debt/Income ratio:	34%
Credit score:	660-679 (Jul-2013)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,683	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	silver-sitar7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to relocate and set up a new, safe residence for my children following a difficult divorce.

My financial situation:
I am a good candidate for this loan because I am reliable and very meticulous about paying my bills prior to their due date and above the minimum payment.

Monthly net income: $3000
Monthly expenses: $250
Housing: $300
Insurance: $157.00
Car expenses: $0
Utilities: included
Phone, cable, internet: included
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.